Exhibit 99.1

Cayson Acquisition Corp Announces Entering into a Merger Agreement with Mango Financial Limited

New York, NY, July 14, 2025 — Cayson Acquisition Corp (NASDAQ: CAPN) (“Cayson”), a special purpose acquisition company, and Mango Financial Limited (“Mango”), a full licensed boutique investment bank in Hong Kong, today announced that they have entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Upon the closing of the transactions contemplated by the Merger Agreement, Cayson will become a wholly owned subsidiary of Mango Financial Group Limited (“Mango Group”), which will become the parent company of Mango, and the securities of the combined company are expected to be listed on Nasdaq.

Mango Overview

Founded in 1970 during Hong Kong’s industrial boom, Mango was among the first non-foreign securities firms in Hong Kong and a founding member of the Far East Exchange—the predecessor of the Hong Kong Stock Exchange. Over the past five decades, Mango has evolved from a traditional trading house into a full-service financial institution, offering investment banking, financial advisory, asset management, and securities underwriting and trading. Guided by its core principle— “Safety First, Wealth Secured”—Mango continues to develop while steadfastly safeguarding clients’ value.

Mango Investment Highlights

●	Established Track Record: More than 50 years of longstanding relationships across institutional and retail clients; advised on more than 160 public listings worldwide.
●	Comprehensive Hong Kong SFC Licenses: Holds Type 1 (Dealing in Securities), Type 4 (Advising on Securities), Type 6 (Advising on Corporate Finance), and Type 9 (Asset Management) licences, supporting a full suite of capital markets and wealth management services.
●	Strong Regional Coverage: Operates in Hong Kong, Macau, East Asia, and Mainland China (CSRC filing-based) with plan of expansion to the U.S.
●	Clean Compliance Record: Zero material breaches; internal controls aligned with SFC and international AML standards.
●	Client-Centric Advisory: Boutique service model that leverages deep regional networks to support capital-raising and growth initiatives.

Management Commentary

Angela Zhang, Chairwoman and Director of Mango Financial Limited

Our business combination with Cayson will mark a pivotal step in Mango’s global expansion, giving us direct access to the U.S. capital markets. A U.S. listing will diversify our shareholder base, provide our clients access to the largest and most sophisticated capital market in the world, strengthen our capital position, and enhance our ability to serve clients internationally —advancing our mission to build a global financial ecosystem.

Yawei Cao, Chairman and CEO of Cayson Acquisition Corp

Mango’s long-term operating history, full SFC licensing, and strong footprint in Asia make it an ideal business combination partner for Cayson. We believe this combination will unlock growth opportunities for Mango while delivering lasting value to our shareholders.

Transaction Overview

Pursuant to the Merger Agreement, the business combination will be accomplished through the merger of a wholly owned subsidiary of Mango Group with and into Cayson, with Cayson surviving as a wholly owned subsidiary of Mango Group (the “Merger”). In connection with the Merger, each Cayson unit will separate into a Cayson ordinary share and a Cayson right, each Cayson right will convert in accordance with its terms into 1/10 of a Cayson ordinary share, and each Cayson ordinary share (including the shares issued upon conversion of the Cayson rights) will be converted into one Mango Group ordinary share. As a result of the foregoing, Cayson will become a wholly owned subsidiary of Mango Group, the security holders of Cayson will become security holders of Mango Group, and Mango Group will continue as the public listed company.

Immediately after the closing, Mango Group’s existing shareholders are expected to own 30,000,000 Mango Group ordinary shares, which, at an implied value of $10.00 per share, would represent $300 million in equity. In addition, Mango Group’s existing shareholders would be entitled to receive up to an additional 4,000,000 Mango Group ordinary shares upon the achievement of certain net income targets for fiscal years 2025 and 2026. In addition, immediately after the closing, assuming no redemptions of Cayson ordinary shares by Cayson’s public shareholders and no working capital loans by Cayson’s initial shareholders, Cayson’s public shareholders would own 6,600,000 Mango Group ordinary shares and Cayson’s initial shareholders, including its sponsor, would own 1,853,000 Mango Group ordinary shares.

Cayson and Mango Group have agreed to work together to pursue commitments for a private placement of equity securities of up to $5 million. At closing, the proceeds of the private placement and any cash remaining in Cayson’s trust account, after transaction and other expenses, will be contributed to Mango to support ongoing operations and planned business expansion efforts.

The transaction, which has been unanimously approved by the boards of directors of both Cayson and Mango Group, is subject to approval by the shareholders of Cayson, approval by the Securities and Futures Commission of Hong Kong, and other customary closing conditions. The proposed business combination is expected to be completed in the second half of 2025.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the transaction. For additional information, see Cayson’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Advisors

Graubard Miller is serving as legal advisor to Cayson. Loeb & Loeb is serving as legal advisor to Mango. EarlyBirdCapital, Inc. is serving as financial advisor to Cayson.

About Mango Financial Limited

Founded in 1970 during Hong Kong’s industrial boom, Mango was among the first non-foreign securities firms in Hong Kong and a founding member of the Far East Exchange —the predecessor of the Hong Kong Stock Exchange. Over the past five decades, Mango has evolved from a traditional trading house into a full-service financial institution, offering investment banking, financial advisory, asset management, and securities underwriting and trading. Guided by its core principle— “Safety First, Wealth Secured”—Mango continues to develop while steadfastly safeguarding clients’ value.

About Cayson Acquisition Corp

Cayson Acquisition Corp is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. . Cayson is led by its Chairman of the Board and Chief Executive Officer, Yawei Cao.

IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed business combination, Cayson and Mango Group intend to file a registration statement on Form F-4 that will include a proxy statement of Cayson and a prospectus of Mango Group. The proxy statement/prospectus will be sent to all Cayson shareholders. Before making any voting decision, securities holders of Cayson are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cayson through the website maintained by the SEC at www.sec.gov. The documents filed by Cayson may be obtained free of charge by written request to Cayson Acquisition Corp., 205 West 37th Street, New York, New York 10018.

PARTICIPANTS IN THE SOLICITATION

Cayson and Mango Group and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Cayson’s shareholders in connection with the proposed transaction. Information about Cayson’s directors and executive officers and their ownership of Cayson’s securities is set forth in Cayson’s filings with the SEC, including Cayson’s final prospectus dated September 19, 2024 in connection with Cayson’s initial public offering and its Annual Report on Form 10-K for the year ended December 31, 2024.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of Cayson and Mango Group should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products and services offered by Mango Group and the markets in which it operates, and Mango Group’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: Such statements are made based on our expectations and beliefs concerning future events impacting Mango Group. You can identify these statements by the fact that they use words such as “believe,” “anticipate,” “estimate,” “expect,” “plan,” “would,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: the risk that the transaction may not be completed by Cayson’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Cayson; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of Cayson; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the effect of the announcement or pendency of the transaction on Mango Group’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of Mango Group; the outcome of any legal proceedings that may be instituted against Cayson or Mango Group related to the business combination agreement or the proposed business combination; the ability to maintain the listing of Cayson’s securities (which would be Mango Group securities) on Nasdaq after the closing of the transaction; after the closing of the transaction, the price of Mango Group’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Mango Group will operate, variations in performance across competitors, changes in laws and regulations affecting Mango Group’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; its need for substantial additional funds; the parties’ dependence on third-party suppliers; risks relating to the results of research and development activities, market and other conditions; its ability to attract, integrate, and retain key personnel; risks related to its growth strategy; patent and intellectual property matters; and the parties’ ability to obtain, perform under and maintain financing and strategic agreements and relationships. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding Cayson’s business are described in detail in Cayson’s SEC filings which are available on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date hereof, and Cayson and Mango Group expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions, or circumstances on which any such statement is based, except as required by law.

Mango Contact

Kam Fai Cheung

jackycheung@mangofinancial.com.hk

Zhao Pang

edward.pang@mangofinancial.com.hk

Cayson Contact

Investor Relations

cayson@caysonspac.com